    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 4, 1997
                                                     REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM SB-2
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933
                            ------------------------

                             ECO SOIL SYSTEMS, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

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
           NEBRASKA                            0711                           47-0709577
 (STATE OR OTHER JURISDICTION
               OF                  (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)           IDENTIFICATION NO.)
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                        10890 THORNMINT ROAD, SUITE 200
                          SAN DIEGO, CALIFORNIA 92127
                                 (619) 675-1660
 (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES AND
                          PRINCIPAL PLACE OF BUSINESS)

                   WILLIAM B. ADAMS, CHIEF EXECUTIVE OFFICER
                             ECO SOIL SYSTEMS, INC.
                        10890 THORNMINT ROAD, SUITE 200
                          SAN DIEGO, CALIFORNIA 92127
                                 (619) 675-1660
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                   COPIES TO:

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
            THOMAS A. EDWARDS, ESQ.                          JEREMY D. GLASER, ESQ.
            ROBERT E. BURWELL, ESQ.                      ALEXANDER A. FITZPATRICK, ESQ.
                LATHAM & WATKINS                               COOLEY GODWARD LLP
           701 "B" STREET, SUITE 2100                   4365 EXECUTIVE DRIVE, SUITE 1100
        SAN DIEGO, CALIFORNIA 92101-8197                    SAN DIEGO, CA 92121-2128
           TELEPHONE: (619) 236-1234                       TELEPHONE: (619) 550-6000
           FACSIMILE: (619) 696-7419                       FACSIMILE: (619) 453-3555
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                APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] (File No. 333-39399)

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

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
=====================================================================================================
                                                        PROPOSED
                                                        MAXIMUM           PROPOSED
                                       AMOUNT           OFFERING          MAXIMUM         AMOUNT OF
     TITLE OF EACH CLASS OF            TO BE           PRICE PER         AGGREGATE      REGISTRATION
  SECURITIES TO BE REGISTERED      REGISTERED(1)        SHARE(2)       OFFERING PRICE      FEE(3)
-----------------------------------------------------------------------------------------------------
Common Stock, $.005 par value...   50,792 Shares        $5.4375           $276,182           $82
=====================================================================================================
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(1) Includes 6,625 shares subject to the Underwriters' option to cover over-allotments.

(2) Estimated solely for the purpose of computing the amount of the registration fee.

(3) The registration fee has been paid in full prior to the filing of this Registration Statement through payments made in connection with the Company's filing of the Registration Statement on Form SB-2 (No. 333-39399) on November 4, 1997 and Amendment No. 1 thereto on November 21, 1997.
================================================================================

            INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON
                         FORM SB-2 (FILE NO. 333-39399)

     Eco Soil Systems, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form SB-2 in its entirety the Registration Statement on Form SB-2 (File No. 333-39399) declared effective on December 3, 1997 by the Securities and Exchange Commission, including each of the documents filed by the Company with the Commission as exhibits thereto.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that it has paid in full the filing fee of $82 prior to the filing of this Registration Statement through payments made in connection with the Company's filing of the Registration Statement on Form SB-2 (No. 333-39399) on November 4, 1997 and Amendment No. 1 thereto on November 21, 1997.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on December 4, 1997.

                                          ECO SOIL SYSTEMS, INC.

                                          By:     /s/ WILLIAM B. ADAMS

                                            ------------------------------------
                                                      William B. Adams
                                            Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

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
                  SIGNATURE                               TITLE                     DATE
---------------------------------------------  ----------------------------  ------------------


            /s/ WILLIAM B. ADAMS               Chairman and Chief Executive    December 4, 1997
---------------------------------------------  Officer (Principal executive
              William B. Adams                 officer)
            /s/ DOUGLAS M. GLOFF*              President, Chief Operating      December 4, 1997
---------------------------------------------  Officer and Director
              Douglas M. Gloff

           /s/ L. JEAN DUNN, JR.*              Chief Financial Officer and     December 4, 1997
---------------------------------------------  Secretary (Principal
              L. Jean Dunn, Jr.                financial and accounting
                                               officer)

           /s/ JEFFREY A. JOHNSON*             President and General           December 4, 1997
---------------------------------------------  Manager of Golf Division and
             Jeffrey A. Johnson                Director

           /s/ BRADLEY K. EDWARDS*             Director                        December 4, 1997
---------------------------------------------
             Bradley K. Edwards

           /s/ S. BARTLEY OSBORN*              Director                        December 4, 1997
---------------------------------------------
              S. Bartley Osborn

           /s/ WILLIAM S. POTTER*              Director                        December 4, 1997
---------------------------------------------
              William S. Potter

          *By: /s/ WILLIAM B. ADAMS
---------------------------------------------
              William B. Adams
              Attorney-in-fact
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

                                 EXHIBIT INDEX

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
EXHIBIT
 NUMBER                                  DESCRIPTION OF DOCUMENTS
--------   ------------------------------------------------------------------------------------
   5.1     Opinion of Fitzgerald, Schorr, Barmettler & Brennan, P.C.
  23.1     Consent of Fitzgerald, Schorr, Barmettler & Brennan, P.C. (included in Exhibit 5.1)
  23.2     Consent of Ernst & Young LLP, Independent Auditors
  23.3     Consent of Bigelow & Company, CPA, P.C., Independent Auditors
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